Related Party Transactions	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Related Party Transactions
39.	RELATED PARTIES

The subsidiaries, associates and joint venture of the Company are disclosed in note 42.

All transactions and balances with these related parties have been eliminated in accordance with and to the extent required by IFRS 10 Consolidated Financial Statements, IFRS 11 Joint Arrangements and IAS 28 Investments in Associates and Joint Ventures.

For the year ended 31 December 2017, US$1.2 million (2016: US$1.0 million and 2015: US$0.8 million) was paid in non-executive directors’ fees.

None of the directors and officers of Gold Fields or, to the knowledge of Gold Fields, their families, had any interest, direct or indirect, in any transaction during the last three fiscal periods or in any proposed transaction which has affected or will materially affect Gold Fields or its investment interests or subsidiaries, other than as stated below.

None of the directors or officers of Gold Fields or any associate of such director or officer is currently or has been at any time during the past three fiscal periods indebted to Gold Fields.

At 31 December 2017, the Executive Committee and non-executive directors’ beneficial interest in the issued and listed share capital of the Company was 0.2%% (2016: 0.2%). No one director’s interest individually exceeds 1% of the issued share capital or voting control of the Company.

	UNITED STATES DOLLAR
	2017	2016	2015
Key management remuneration (Executive Committee)
Short-term employee benefits	11.0	11.4	10.7
Severance	0.2	1.6	—
Pension scheme contribution	0.5	0.5	0.7
Share-based payments	3.7	1.4	2.3
Long-term incentive plan	1.0	1.1	1.1

	16.4	16.0	14.8